SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 14, 2002


                       Arch Wireless Communications, Inc.
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                     033-72646               31-1236804
--------------------------------    -----------------     ---------------------
  (State or Other Jurisdiction         (Commission          (I.R.S. Employer
        of Incorporation)              File Numbers        Identification No.)

          1800 West Park Drive, Suite 250
                  Westborough, MA                                 01581
 -----------------------------------------------------     --------------------
      (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code: (508) 870-6700

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

      As previously reported in Current Reports on Form 8-K filed with the Securities and Exchange Commission, certain holders of 12-3/4% Senior Notes due 2007 of Arch Wireless Communications, Inc. (the "Registrant"), a wholly-owned subsidiary of Arch Wireless, Inc. ("Arch"), filed an involuntary petition against the Registrant on November 9, 2001 under chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code") in United States Bankruptcy Court for the District of Massachusetts, Western Division (the "Bankruptcy Court"). On December 6, 2001, the Registrant consented to the involuntary petition and the Bankruptcy Court entered an order for relief with respect to the Registrant under chapter 11 of the Bankruptcy Code. Also on December 6, 2001, Arch and 19 of Arch's other wholly-owned, domestic subsidiaries filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code with the Bankruptcy Court. These cases are being jointly administered under the docket for Arch Wireless, Inc., et al., Case No. 01-47330-HJB. Arch and its domestic subsidiaries, including the Registrant, are operating their businesses and managing their property as debtors in possession under the Bankruptcy Code.

      Arch and its domestic subsidiaries, including the Registrant, filed a Joint Plan of Reorganization with the Bankruptcy Court on January 15, 2002, and filed a Disclosure Statement with respect to the Joint Plan of Reorganization with the Bankruptcy Court on January 18, 2002. On March 13, 2002, Arch and its domestic subsidiaries, including the Registrant, filed a First Amended Joint Plan of Reorganization and a Disclosure Statement to the First Amended Joint Plan of Reorganization with the Bankruptcy Court. On May 8, 2002, Arch and its domestic subsidiaries, including the Registrant, filed a First Modification to First Amended Joint Plan of Reorganization with the Bankruptcy Court.

      On May 14, 2002, Arch and its domestic subsidiaries, including the Registrant, filed a Second Modification to First Amended Joint Plan of Reorganization (the "Second Modification") with the Bankruptcy Court. The Second Modification is attached to this Current Report on Form 8-K as Exhibit 2.1, and the information contained in the Second Modification is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

         EXHIBIT NO.           DESCRIPTION

               2.1 Debtors' Second Modification to First Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated May 14, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 14, 2002                      ARCH WIRELESS COMMUNICATIONS, INC.


                                         By: /s/ George W. Hale
                                            ----------------------------
                                         Name:    George W. Hale
                                         Title:   Vice President and Controller








                                  EXHIBIT INDEX

         EXHIBIT NO.           DESCRIPTION

               2.1 Debtors' Second Modification to First Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated May 14, 2002.